Exhibit 99.1

EzFill Closes Acquisition of Mobile Fuel Delivery Business

EzFill Holdings Inc.

Mon, March 14, 2022, 4:15 PM·3 min read

EzFill Holdings Inc.

Positions Company to Expand across Florida, Beginning with Tampa and West Palm Beach

MIAMI, FL, March 14, 2022 (GLOBE NEWSWIRE) -- EzFill Holdings, Inc. (“EzFill” or the “Company”) (NASDAQ: EZFL), a pioneer and emerging leader in the mobile fuel industry, announced today that it closed on the previously announced acquisition of the assets of mobile fuel delivery service, Full Service Fueling Inc. (“FULL”), an affiliate of Palmdale Oil Company (“Palmdale”), located in West Palm Beach, Florida. Acquired assets include FULL’s fueling trucks and customers, which are mostly consumers.

Additionally, in connection with the transaction, EzFill has executed an operating and supply agreement with Palmdale, one of the largest wholesale fuel suppliers in the State of Florida. As part of the agreement, Palmdale will serve as one of the main fuel suppliers for EzFill throughout Florida, with preferred pricing. Palmdale will also provide EzFill with access to vehicle parking at their locations throughout the state.

Commenting on the transaction, Mike McConnell, Chief Executive Officer of EzFill, stated, “The assets that we have acquired, along with the operating and supply agreement with Palmdale, are key to advancing our near-term growth opportunities and further strengthen our leadership position in Florida’s mobile fuel industry. These assets, combined with our growing roster of fleet accounts, will enable us to efficiently scale more rapidly.”

Additional details about the transaction can be found in the Company’s Form 8-K, which the Company will file on or about the date of this press release.

About EzFill

EzFill is a leader in the fast-growing mobile fuel industry, with the largest market share in its home state of Florida. Its mission is to disrupt the gas station fueling model by providing consumers and businesses with the convenience, safety, and touch-free benefits of on-demand fueling services brought directly to their locations. For commercial and specialty customers, at-site delivery during downtimes enables operators to begin their daily operations with fully fueled vehicles. For more information, visit www.ezfl.com.

Forward Looking Statements

This press release contains “forward-looking statements” Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

For further information, please contact:

Investor and Media Contact

KCSA Strategic Communications

EzFill@kcsa.com